SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):
January 26, 1996


                              ABS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



    Delaware              0-9556               34-0074580
 (State or other        (Commission           (IRS Employer
  jurisdiction of        File No.)             Identification No.)
  incorporation)



 Interstate Square I, Suite 300, Willoughby, Ohio 44094
 (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:  (216) 946-2274

                          None
(Former name or former address, if changed since last report)

Item 5.  Other Events

          On January 26, 1996, ABS Industries, Inc. (the "Company") issued a press release which is attached hereto as Exhibit 99.1 and which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

          (c)     Exhibits.

                  99.1     Press release of the Company, dated
January 26, 1996.
                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ABS INDUSTRIES, INC.



                                By /s/ William J. McCarthy
                                   Name:    William J. McCarthy
                                   Title:   President and
                                            Chief Executive Officer


Date:  January 30, 1996
                                 EXHIBIT INDEX
                                 ______________


Number               Subject Matter
_______               _____________


99.1          Press release of the Company, dated January 26, 1996.4=dotexpri